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                                                                  EXHIBIT 10.12

                  MANAGEMENT AND ACCOUNTING SERVICES AGREEMENT


       This Agreement by and between Mercury Information Technologies, Inc. and Mercury, Inc, is for the provision of management and accounting services by Mercury, Inc. to Mercury Information Technologies, Inc. The term of this Agreement shall be from 10/1/95 until 12/31/95 with an option to renew for one
(1) year at the expiration date of the Agreement. Mercury Information Technologies, Inc. will pay to Mercury, Inc. a monthly fee, inclusive of employee benefits costs, of $2,300.00 for accounting services as follows:

       1.     One full time accountant
       2.     Twelve hours clerical for payroll and accounts payable services
       3.     Twelve hours accounting supervision services

       Mercury Information Technologies, Inc. will pay to Mercury, Inc. a monthly fee of $3,218.00 for management services inclusive of employee benefits costs.

       The undersigned authorized representatives of Mercury Information Technologies, Inc. and Mercury, Inc. agree to the terms and conditions of this Agreement.


DATE:            11-7-95                MERCURY INFORMATION
      ----------------------------      TECHNOLOGIES, INC.


                                        BY:     /s/ BRENDA S. McELVEEN
                                                ------------------------------
                                        TITLE:  V P OPERATIONS
                                                ------------------------------

                                        MERCURY, INC.

                                        BY:     /s/ ILLEGIBLE
                                                ------------------------------
                                        TITLE:  CFO
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